Exhibit 4.2

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

P-X                                                                                                                            XX

PEABODY ENERGY CORPORATION

THIS CERTIFIES THAT *****SPECIMEN***** is the owner of XXXXXX (XX) fully paid and non-assessable shares of Series A Convertible Preferred Stock with the par value of $0.01 per share of

Peabody Energy Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated: XXXXXXXXX XX, XXXX

XXXXXXXXX, XXXXXX	XXXXXXXXX, XXXXXX

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A PRIVATE PLACEMENT AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN OTHER SIGNATORIES THERETO, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS ARE SET FORTH IN THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

For value Received hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

,

Please print or typewrite name and address of assignee

of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint                                              Attorney to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises.

Dated ,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.